SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

                            SILVERADO FINANCIAL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11. 1)
    Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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

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3) Filing Party:

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4) Date Filed:

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


                            SILVERADO FINANCIAL, INC.
                         5976 West Las Positas Boulevard
                              Pleasanton, CA 94588



March 07, 2006

To our Shareholders:

     Enclosed, please find an Information Statement providing information to you regarding the following corporate action taken by our Board of Directors and the holders of the majority of the voting power (the "majority shareholders") of SILVERADO FINANCIAL, INC.:

     Approving an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 to 100,000,000 and to increase the number of authorized shares of our preferred stock from 1,000,000 to 5,000,000.

     The majority shareholders and our Board of Directors have also authorized our officers to fix the record date for the changes to our Articles of Incorporation and to execute documents and take other action as is necessary to effect the authorized action.

     The written consent of the majority shareholders assures that the above action will occur without your vote. Your vote is not required to approve this action, and the enclosed Information Statement is not a request for your vote or a proxy statement. This Information Statement is being provided only to inform you of the action that has been taken.


                                                       Very truly yours,


                                                       SILVERADO FINANCIAL, INC.

                                                       /s/ John Hartman
                                                       -------------------------
                                                       John Hartman
                                                       President and
                                                       Chief Executive Officer

================================================================================

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                              INFORMATION STATEMENT

                            SILVERADO FINANCIAL, INC.
                         5976 West Las Positas Boulevard
                              Pleasanton, CA 94588

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is first being furnished on or about March 7, 2006, to the holders of record as of the close of business on March 7, 2006,
(the  "Record  Date")  of  the  common  stock  of  SILVERADO   FINANCIAL,   INC.
("Silverado," "we," or "us" or the "Company"). Our Board of Directors has approved, and a total of 36 shareholders owning 9,992,153 shares of our common stock outstanding as of June 1, 2005 and also as of July 7, 2005 and two shareholders, owning all of our preferred stock, have consented in writing to, the actions described below. Such approval and consent constitutes the approval and consent of a majority of the total combined voting power of our outstanding common stock and our preferred stock and are sufficient under the Nevada General Corporation Law and our Articles of Incorporation and Bylaws to approve the action. Accordingly, the actions will not be submitted to the other shareholders of SILVERADO FINANCIAL, INC. for a vote. This Information Statement is being furnished to shareholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

     The date of the Information Statement is March 7, 2006.

GENERAL

     We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

     We will only deliver one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the document was delivered upon oral or written request to:

            SILVERADO FINANCIAL, INC.
            5976 West Las Positas Boulevard
            Pleasanton, CA 94588
            Telephone No.:  (925) 227-1500

     Security holders may also address future requests for separate delivery of information statements and/or annual reports by contacting us at the address listed above.

INFORMATION ON CONSENTING SHAREHOLDERS

     Pursuant to our Bylaws and the Nevada General Corporation Law, a vote by the holders of at least a majority of the voting power of our outstanding capital stock is required to effect the actions described herein. Our Articles of Incorporation do not authorize cumulative voting. As of the Record Date, we had 19,835,524 shares of common stock and 100,000 shares of preferred stock outstanding. Each share of common stock is entitled to one (1) vote and each share of preferred stock is entitled to one (1) vote. Of the total potential 19,835,524 common share votes, more than 50%, or 9,917,762, is required to pass any stockholder resolution. The consenting majority shareholders of SILVERADO FINANCIAL, INC. are the owners of 9,992,153 shares of common stock and 100,000 shares of preferred stock representing a total of 50.4% of the total voting power of the common stock and 100% of the total voting power of the preferred stock as of the Record Date. Pursuant to NRS 78.320(2), the consenting majority shareholders of both the common and preferred stock voted in favor of the actions described herein in written consents dated June 1, 2005 through July 7, 2005. The consenting shareholders' names and shares voted are as follows:

                              Shares of                         Shares of
    Name of Consenting      Common  Stock       Percent of   Preferred Stock   Percent of
        Stockholder           Voted by         Outstanding      Voted by      Outstanding
                               Consent         Common Stock     Consent      Preferred Stock
----------------------------------------------------------------------------------------------
John Hartman (1)                729,452           3.7

Sean Radetich (2)               835,046           4.2

Albert Golusin                1,276,442           6.4

Peter Barkman                   683,662           3.5

Richard E. Hartman              596,000           3.0

David Kahn                      587,000           3.0

Uwe Walctzko                    466,000           2.3

Michael Graganni                334,000           1.7

Dominick M. Conti                60,000           0.3

V. A. Bishop                    200,000           1.0

Alix Holloway                   150,000           0.8

Mark Stream                     185,714           0.9

Michael Thorp                   245,000           1.2

George Gummow                   261,662           1.3

Alex F. Bentley                   4,400           0.0

Stephen Hohener                 455,000           2.3

Fred Murowski, Jr.              270,507           1.4

Jerry Berkson                   306,200           1.5

Gerald Coulter                   30,000           0.2

Kelly D. Hartley                 47,000           0.2

                                       5

INFORMATION ON CONSENTING SHAREHOLDERS - continued

                              Shares of                         Shares of
    Name of Consenting      Common  Stock       Percent of   Preferred Stock   Percent of
        Stockholder           Voted by         Outstanding      Voted by      Outstanding
                               Consent         Common Stock     Consent      Preferred Stock
----------------------------------------------------------------------------------------------
Jerry D. Hartley                 10,000           0.1

Jacquelyn Hartley               112,000           0.6

Martin Fisher                   150,000           0.8

Shahla Radetich                  57,000           0.3

James Radetich                   35,000           0.2

Diane Lipska                    125,000           0.6

Ben Lipska                      90,000            0.5

Steven Nelson                   285,714           1.4             50,000             50

Melanie So                      100,000           0.5

Russell R. Ford                 285,714           1.4             50,000             50

Duane Sherry                    200,000           1.0

Thomas Melillo                  200,640           1.0

Lee Peter Stamboller            140,000           0.7

Robert Krushnisky               285,000           1.4

Odyssey Advisors, LLC           153,000           0.8

Lynn Rett                       40,000            0.2
                           -------------------------------------------------------------------
Total                          9,992,153          50.4              100,000(3)      100

(1) John Hartman is the President and Chief Executive Officer and a member of the Board of Directors of SILVERADO FINANCIAL, INC.
(2) Mr. Radetich is the Executive Vice-President and Chief Operating Officer and a member of the Board of Directors of SILVERADO FINANCIAL, INC.
(3) The 100,000 preferred shares are convertible into an undetermined number of common shares, which will be issued during January 1-15, 2006 pursuant to the mandatory conversion provision of our Series C preferred stock. The 100,000 shares of our Series C preferred stock must be converted into $1,000,000 of our common stock valued at the closing price on the day during such time period on which the preferred shareholders elect to convert. Assuming the Company's closing stock price on the conversion day is $0.10 per share, the Series C preferred stock would be converted into 10,000,000 shares of the Company's common stock. In addition, if CoreOne's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the year 2005 are more than $900,000, then the dollar amount of the Company's common stock upon conversion will increase $1.50 for each dollar of increased EBITDA over $900,000.

PROPOSALS BY SECURITY HOLDERS

     None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the ownership of our common stock and preferred stock as of December 31, 2005 with respect to:
(i) each person known to us to be the beneficial owner of more than five percent of each class of stock; (ii) all of our directors and executive officers; and
(iii) all of our directors and executive officers as a group. The notes accompanying the information in the table are necessary for a complete understanding of the information provided below. As of June 1, 2005 and as of July 7, 2005, there were: 19,835,524 shares of common stock and 100,000 shares of preferred stock outstanding. Each share of preferred stock is convertible into an undetermined number of common shares, which will be issued in during January 1-15, 2006 pursuant to the mandatory conversion provision of our Series C preferred stock. The 100,000 outstanding shares of our Series C preferred stock must be converted into $1,000,000 of our common stock valued at the closing price on the day during such time period on which the preferred shareholders elect to convert. Assuming the Company's closing stock price on the conversion day is $0.10 per share, the Series C preferred stock would be converted into 10,000,000 shares of the Company's common stock. In addition, if CoreOne's earnings before interest, taxes, depreciation, and amortization ("EBITDA") for the year 2005 are more than $900,000, then the dollar amount of the Company's common stock upon conversion will increase $1.50 for each dollar of increased EBITDA over $900,000.

     We believe that all persons named in the table have sole voting and investment power with respect to all shares shown as being owned by them.

     Under securities laws, a person is considered to be the beneficial owner of securities owned by him, his spouse and others to whom the law attributes ownership, as well as securities that can be acquired by him within 60 days from the date of this report, including shares which may be acquired upon the exercise of options, warrants or convertible securities. We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of the date of this report, have been exercised or converted.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT - continued

                                                                      Percent of     Preferred      Percent of
Name and Address of                                     Common       Outstanding       Stock        Outstanding
Beneficial Owner and Relationship to the Company         Stock       Common Stock                 Preferred Stock

-------------------------------------------------- --------------------------------------------------------------
John Hartman                                         1,685,543(2)       8.1(2)
5976 West Las Positas Boulevard
Pleasanton, CA 94588
President, CEO, and Director

Sean Radetich                                        1,534,193(3)       7.5(3)
5976 West Las Positas Boulevard
Pleasanton, CA 94588
Executive Vice-President, COO, and Director

Russell Ford                                         5,285,712(4)      21.3(4)       50,000(1)          50
5976 West Las Positas Boulevard
Pleasanton, CA 94588
Vice-President, Eastern Regional Manager, and
Director

George Bell                                                0              0
5976 West Las Positas Boulevard
Pleasanton, CA 94588
Independent Director

Robert G. Krushnisky                                    285,000          1.4
92 English Bluff Road
Tsawwassen, British Columbia
Canada V4M 2M4
Independent Director

                                                     -------------   -----------    ------------   ------------
Directors and Executive Officers
as a group (-5-persons)                                8,790,448         33.2          50,000           50

Albert Golusin                                         1,276,442         6.4           50,000           50
668 N. 44th Street, Suite 233
Phoenix, Arizona 85008



(1) These preferred shares will be converted into an undetermined number of common shares, which will be issued during the period January 1 through January 15, 2006 pursuant to the mandatory conversion provision of our Series C preferred stock. The 100,000 shares of our Series C preferred stock (of which Russell Ford owns 50,000 shares) must be converted into $1,000,000 of our common stock valued at the closing price on the day during such time period on which the preferred shareholders elect to convert. Assuming the Company's closing stock price on the conversion day is $0.10 per share, the Series C preferred stock would be converted into 10,000,000 shares of the Company's common stock. In addition, if CoreOne's earnings before interest, taxes, depreciation, and amortization ("EBITDA") for the year 2005 are more than $900,000, then the dollar amount of the Company's common stock upon conversion will increase $1.50 for each dollar of increased EBITDA over $900,000.

(2) This includes the 956,091 shares that are owed to him by the Company, but have not been issued.
(3) This includes the 699,147 shares that are owed to him by the Company, but have not been issued.
(4) This assumes that his 50,000 shares of Series C preferred stock (which must be converted into the Company's common stock during January 1-15, 2006) are converted into 5,000,000 shares of the Company's common stock, based on the assumption that the closing price on the day he elects to convert is $0.10 per share.

     NOTICE TO SHAREHOLDERS OF WRITTEN RESOLUTION BY MAJORITY SHAREHOLDERS AUTHORIZING AN INCREASE IN THE COMPANY'S AUTHORIZED COMMON AND PREFERRED STOCK

     The following action was taken based upon the unanimous recommendation by our Board of Directors and the Resolution Without Meeting of Shareholders to Increase the Number of Authorized Shares of Silverado Financial, Inc., attached hereto as Exhibit A.

AMENDMENT TO ARTICLES OF INCORPORATION

     The Board of Directors unanimously adopted, and the consenting majority shareholders also adopted, and approved an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 20,000,000 shares to 100,000,000 shares and to increase the number of authorized preferred stock from 1,000,000 shares to 5,000,000 shares (the "Amendment").

Increase in Authorized Shares

     Pursuant to NRS 78.320(2) the Board of Directors proposed that the shareholders authorize the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 shares with a par value of $0.001 per share to 100,000,000 shares with a par value of $0.001 and an increase of the authorized preferred shares from 1,000,000 to 5,000,000 with a par value of $0.20 per share. The purpose of the proposed increase is to permit the Company to issue shares for the Company's May 2005 acquisition of Core One Mortgage and potential future acquisitions, employee stock incentive programs and raising additional capital to fund growth. Silverado Financial's Board of Directors unanimously approved the proposed increase to the authorized shares on April 8, 2005.

     The Board believes that the proposed increase to the authorized common and preferred stock will help continue the current growth and provide management with the necessary shares to acquire additional companies, which management believes will increase shareholder value; provide shares as incentives to employees for meeting and/or exceeding growth goals and provide shares for flexibility in financing current and future growth of the underlying mortgage business.

     As of June 1, 2005 and also as of July 7, 2005, 19,835,524 common shares are issued and outstanding out of the 20,000,000 authorized, and 100,000 preferred shares are issued and outstanding out of a total authorization of 1,000,000 shares.

     Unless deemed advisable by the Board, no further shareholder authorization would be sought for the issuance of such additional authorized shares. Such shares could be used for general corporate purposes, including future financings or acquisitions. Except as noted above, but not limited to, the Board of Directors has no immediate plans, intentions, or commitments to issue additional shares of common stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of the Company.

     We believe that an increase in the number of authorized shares of our common stock and preferred stock is prudent in order to assure that a sufficient number of shares of our common stock is available for issuance in the future if our Board of Directors deems it to be in our and our shareholders' best interests. A total of 80,000,000 additional authorized shares of common stock and 4,000,000 additional authorized shares of preferred stock has been determined by our Board of Directors to be a reasonable estimate of what might be required in this regard for the foreseeable future to accommodate fundraising and other opportunities involving the issuance of our capital stock. Immediately following this increase, the Company will have approximately 80,200,000 shares of common stock authorized but unissued and available for issuance and approximately 4,900,000 shares of preferred stock authorized but unissued and available for issuance.

     The remaining authorized but unissued shares of our common stock and preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financings or acquisition transactions or as compensation for services, or pursuant to employment agreements;such as 300, 000 shares which may be issued to Russell Ford pursuant to the incentive stock bonus provision of his employment agreement with the Company, and the 956,091 shares owing to John Hartman and the 699,147 shares owed to Sean Radetich. .

     Our Board of Directors will be able to authorize the issuance of shares for any such above transactions without the necessity, and related costs and delays, of either calling a special shareholders' meeting or waiting for a regularly scheduled meeting of shareholders in order to increase the authorized capital. If in a particular transaction stockholder approval were required, by law or any stock exchange rules or were otherwise deemed advisable by the Board of Directors, then the matter would be referred to the shareholders for their approval notwithstanding that we may have the requisite number of voting shares to consummate the transaction without such stockholder approval.

     The Amendment is not intended to have any anti-takeover effect. However, our shareholders should note that the availability of additional authorized and unissued shares of common stock and preferred stock could make any attempt to gain control of our Company or the Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board of Directors currently has no intention of doing so, shares of common stock and preferred stock could be issued by the Board of Directors to dilute the percentage of common stock and preferred stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving our Company. We have no present intention to use the increased authorized common stock and preferred stock for anti-takeover purposes.

     The text of the Amendment is attached to this Information Statement as Exhibit B. The Amendment will become effective once it is filed with the Secretary of State of Nevada. Under federal securities laws, we cannot file the Amendment until at least 20 days after mailing this Information Statement to our shareholders.

     Upon filing the Amendment with the Secretary of State of Nevada, our authorized shares of common stock will increase from 20,000,000 shares to 100,000,000 shares and our authorized preferred stock will increase from 1,000,000 to 5,000,000 shares.

Executive Compensation

     Summary Compensation Table

     The following table provides summary information for the fiscal years 2004, 2003 and 2002 concerning cash and non-cash compensation paid or accrued by us to, or on behalf of, John Hartman, our president and chief executive officer and Sean Radetich our Executive Vice-President and chief operating officer. No other officer earned more than $100,000 during the period.


                                             Summary Compensation Table
                                           Annual Compensation           Awards     Payouts
                                  -----------------------------------------------------------
                                                                                   Securities
                                     Salary ($)                        Restricted  Underlying
Name and Principal          Year        (1)              Other Annual     Stock   Options/LTIP     All Other
Position                                          Bonus  Compensation     Awards  SARs Payouts  Compensation(1)
--------------------------- ------ ------------ -------- ------------ ----------- ------------ -----------------
John Hartman,
President, CEO, and
Chief Executive Officer       2002            0    0            0           0           0
                              2003     $105,000    0            0           0           0
                              2004     $120,000    0            0           0           0
Sean Radetich, Executive
Vice-President, and Chief     2002            0    0            0           0           0
Operating Officer
                              2003      $33,000    0            0           0           0
                              2004      $99,000    0            0           0           0

(1) During 2002 Mr. Hartman received 238,610 restricted common shares at a trading value of $15,000. During 2003, he received 503,913 restricted common shares at a trading value of $105,000, and for 2004 he is owed 956,091 restricted common shares. During 2003 Mr. Radetich received 137,014 restricted common shares at a trading value of $33,000, and for 2004 he is owed 699,147 restricted common shares.

Employment Agreements

     Except for Russell Ford, who is a Director and Vice-President and Eastern Regional Manager (and also President of the Company's CoreOne Mortgage, Inc. subsidiary), there are no employment agreements with any officers or directors of the Company. Russell Ford's at will employment agreement provides for a base yearly salary of $120,000 plus (a) commissions of 3% and 0.5%, based on gross income and loans closed from offices under his supervision, respectively, (b) 40% of gross commission on all self-generated business, and (c) up to 300,000 shares of the Company's common stock pursuant to the incentive stock bonus provision of such agreement.

Stock Options

     There were no stock options granted to executive officers during the fiscal year ended December 31, 2004 and there was no exercise of stock options during the last completed fiscal year by the executive officers.

Audit Committee

     We do not have an audit committee. Our entire Board of Directors serves as our audit committee. As we add directors to our board, we plan to consider the formation of an audit committee. We have no other committees of the Board of Directors.

Compensation of Directors

     The Company compensates all independent directors $500 for each meeting attended. George Bell and Robert G. Krushnisky are the Company's independent directors. The amount is paid in Common shares, the price of which is determined by the average closing price of the Common stock during the month in which the meeting is held. No compensation is paid to any employee-director for attendance at any meeting or any other services provided as a director.

Interests of Certain Persons

     No director, executive officer, or any associate thereof, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Amendment to the Articles of Incorporation referenced herein which is not shared by the majority of the shareholders of the Company.

AVAILABLE INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act and must file reports, proxy statements and other information with the Securities and Exchange Commission. The reports, information statements and other information we file with the Commission can be inspected and copied at the Commission Public Reference Room, 100 F Street, N.E., Room 1024, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The Commission also maintains a Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding registrants, like us, which file electronically with the Commission.

SIGNATURE

     Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ Sean Radetich
------------------------------------------
Sean Radetich
Vice President and Chief Operating Officer
March 7, 2006
Pleasanton, CA 94588

--------------------------------------------------------------------------------

                                                                       EXHIBIT A
                   RESOLUTION WITHOUT MEETING OF SHAREHOLDERS
     TO INCREASE IN NUMBER OF AUTHORIZED SHARES OF SILVERADO FINANCIAL, INC.
________________________________________________________________________________

Pursuant to NRS 78.320(2) The Board of Directors proposes that the shareholders authorize the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 shares with a par value of $0.001 per share to 100,000,000 shares with a par value of $0.001 and an increase of the authorized preferred shares from 1,000,000 to 5,000,000 with a par value of $0.20 per share. The purpose of the proposed increase is to permit the Company to issue shares for the acquisition of Core One Mortgage and potential future acquisitions, employee stock incentive programs and raising additional capital to fund growth. Silverado Financial's Board of Directors approved the proposed increase to the authorized shares on April 8, 2005.

The Board believes that the proposed increase to the authorized common and preferred stock will help continue the current growth and provide management with the necessary shares to acquire additional companies, which management believes will increase shareholder value; provide shares as incentives to employees for meeting and/or exceeding growth goals and provide shares for flexibility in financing current and future growth of the underlying mortgage business.

Based on figures as of June 1, 2005, 19,835,524 common shares are issued and outstanding out of the 20,000,000 authorized. Preferred shares have 100,000 issued and outstanding and a total authorization of 1,000,000 shares.

Unless deemed advisable by the Board, no further shareholder authorization would be sought for the issuance of such additional authorized shares. Such shares could be used for general corporate purposes, including future financings or acquisitions. Except as noted above, but not limited to, the Board of Directors has no immediate plans, intentions, or commitments to issue additional shares of common stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of the Company.

     Your Board of Directors recommends a vote FOR the following proposal:

Resolved that the Company's Articles of Incorporation are herby amended as follows:

Section 3.A.

     "A. General Authorization "

     The aggregate number of shares which the corporation is authorized to issue is 105,000,000 shares, consisting of: (1) 100,000,000 shares of common stock having a par value of $0.01 per share; and (2) 5,000,000 shares of preferred stock having a par value of $0.20 per share."

     ___________________________________________________________________________

I,  _____________________________________________  the undersigned,  as owner of
_____________________ shares of common voting stock in Silverado Financial Incorporated, represented by certificate(s) _____________________________ hereby votes in favor of amending the articles of incorporation to increase the authorized common shares to 100,000,000 and to increase the authorized preferred shares to 5,000,000.This _________ day of June 2005, in he City of____________
State of_____________ .


Address: _____________________________________________________

______________________________________________________________


SIGNATURE: ____________________________________

Print Name: ___________________________________

Witness: ______________________________________


Dated June 1-July 7, 2005

                  CONSENTING
                  MAJORITY SHAREHOLDERS:

                  /s/ John Hartman
                  --------------------------
                  John Hartman

                  /s/ Sean Radetich
                  --------------------------
                  Sean Radetich

                  /s/ Albert Golusin
                  --------------------------
                  Albert Golusin

                  /s/ Peter Barkman
                  --------------------------
                  Peter Barkman

                  /s/ Richard E. Hartman
                  --------------------------
                  Richard E. Hartman

                  /s/ David Kahn
                  --------------------------
                  David Kahn

                  /s/ Uwe Walctzko
                  --------------------------
                  Uwe Walctzko

                  /s/ Michael Graganni
                  --------------------------
                  Michael Graganni

                  /s/ Dominick M. Conti
                  --------------------------
                  Dominick M. Conti

                  /s/ V. A. Bishop
                  --------------------------
                  V. A. Bishop

                  /s/ Alix Holloway
                  --------------------------
                  Alix Holloway

                  /s/ Mark Stream
                  --------------------------
                  Mark Stream

                  /s/ Michael Thorp
                  --------------------------
                  Michael Thorp

                  /s/ George Gummow
                  --------------------------
                  George Gummow

                  /s/ Alex F. Bentley
                  --------------------------
                  Alex F. Bentley

                  /s/ Stephen Hohener
                  --------------------------
                  Stephen Hohener

                  /s/ Fred Murowski, Jr.
                  --------------------------
                  Fred Murowski, Jr.

                  /s/ Jerry Berkson
                  --------------------------
                  Jerry Berkson

                  /s/ Gerald Coulter
                  --------------------------
                  Gerald Coulter

                  /s/ Kelly D. Hartley
                  --------------------------
                  Kelly D. Hartley

                  /s/ Jerry D. Hartley
                  --------------------------
                  Jerry D. Hartley

                  /s/ Jacquelyn Hartley
                  --------------------------
                  Jacquelyn Hartley

                  /s/ Martin Fisher
                  --------------------------
                  Martin Fisher

                  /s/ Shahla Radetich
                  --------------------------
                  Shahla Radetich

                  /s/ James Radetich
                  --------------------------
                  James Radetich

                  /s/ Diane Lipska
                  --------------------------
                  Diane Lipska

                  /s/ Ben Lipska
                  --------------------------
                  Ben Lipska

                  /s/ Steven Nelson
                  --------------------------
                  Steven Nelson

                  /s/ Melanie So
                  --------------------------
                  Melanie So

                  /s/ Russell R. Ford
                  --------------------------
                  Russell R. Ford

                  /s/ Duane Sherry
                  --------------------------
                  Duane Sherry

                  /s/ Thomas Melillo
                  --------------------------
                  Thomas Melillo

                  /s/ Lee Peter Stamboller
                  --------------------------
                  Lee Peter Stamboller

                  /s/ Robert Krushnisky
                  --------------------------
                  Robert Krushnisky

                  /s/ Odyssey Advisors, LLC
                  --------------------------
                  Odyssey Advisors, LLC

                  /s/ Lynn Rett
                  --------------------------
                  Lynn Rett

================================================================================

                                                                       EXHIBIT B

                                 STATE of NEVADA
                                    AMENDMENT
                                       to
                            Articles of INCORPORATION
                                       of
                            SILVERADO FINANCIAL, INC.

     First: The Board of Directors of SILVERADO FINANCIAL, INC., a Nevada corporation, acting by written consent in accordance with NRS 78.320(2), unanimously duly adopted resolutions setting forth the proposed amendment to the Articles of Incorporation (the "Articles") of said Corporation, declaring said amendment to be in the best interests of the Corporation and its shareholders. The resolutions setting forth the proposed amendment are substantially as follows:


Resolved that the Company's Articles of Incorporation are hereby amended as follows:

Section 3.A.

     "A. General Authorization "

     The aggregate number of shares which the corporation is authorized to issue is 105,000,000 shares, consisting of: (1) 100,000,000 shares of common stock having a par value of $0.001 per share; and (2) 5,000,000 shares of preferred stock having a par value of $0.20 per share."


     Second: That concurrently therewith, acting by written resolution without meeting of shareholders, the holders of at least a majority of the voting power of the issued and outstanding shares of the Corporation's capital stock consented to the foregoing amendment in accordance with NRS 78.320(2).

     Third: That said amendment was duly adopted in accordance with the provisions of NRS 78.320(2).

     Fourth: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, the undersigned Corporation has caused this Amendment to the Articles of Incorporation to be signed by a duly authorized officer as of March 7, 2006.

                                    By: /s/ Sean Radetich
                                    --------------------------------
                                     Sean Radetich
                                     Vice-President and Chief Operating Officer